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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                  -------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                OCTOBER 21, 2004
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

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                           ACACIA RESEARCH CORPORATION
             (Exact name of Registrant as specified in its Charter)


           Delaware                   000-26068                   95-4405754
           --------                   ---------                   ----------
(State or Other Jurisdiction         (Commission               (I.R.S. Employer
       of Incorporation)             File Number)            Identification No.)


                            500 Newport Center Drive,
                         Newport Beach, California 92660
                    (Address of Principal Executive Offices)


                                 (949) 480-8300
               Registrant's telephone number, including area code


                                 Not Applicable
          (Former Name or Former Address, if Changed since Last Report)

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ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 21, 2004, Acacia Research Corporation issued a press release announcing its earnings for the three months ended September 30, 2004. A copy of that release is furnished as Exhibit 99.1 to this report.

         The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  99.1 Press Release dated October 21, 2004 of the Registrant.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    ACACIA RESEARCH CORPORATION


Date:  October 21, 2004             By: /s/ Paul R. Ryan
                                        ----------------------------------------
                                    Name:   Paul R. Ryan
                                    Title:  Chairman and Chief Executive Officer


                                       -2-
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                                  Exhibit Index


Exhibit Number    Description
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   99.1           Press Release dated October 21, 2004, of the Registrant.